UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2014

MIDWEST GENERATION, LLC

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-59348 (Commission File Number)	33-0868558 (IRS Employer Identification No.)

235 Remington Boulevard, Suite 100
Bolingbrook, Illinois 60440
(Address of principal executive offices, including zip code)

(630) 771-7800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On April 1, 2014, NRG Energy Holdings Inc. (“NRG Holdings”), a wholly owned subsidiary of NRG Energy, Inc. (“NRG”), acquired substantially all of the assets of Edison Mission Energy (“EME”), including EME’s equity interests in certain of its subsidiaries (the “Acquisition”), including Midwest Generation, LLC (the “Company”), pursuant to that certain Asset Purchase Agreement, dated October 18, 2013 (the “Purchase Agreement”), by and among NRG, NRG Holdings and EME.  In connection with, and effective upon closing of, the Acquisition, the Company entered into a Consent to Modification and Assumption of PoJo Leases and Documents (the “Consent to Modification”), by and among the Company, NRG, NRG Holdings, Nesbitt Asset Recovery Series J-1, Joliet Trust II, Nesbitt Asset Recovery Series P-1, Powerton Trust II, Nesbitt Asset Recovery LLC, Series J-1, Joliet Generation II, LLC, Nesbitt Asset Recovery LLC, Series P-1, Powerton Generation II, LLC, Nesbitt Asset Recovery LLC, Associates Capital Investments, L.L.C., and The Bank of New York Mellon.  In addition, in connection with, and effective upon closing of, the Acquisition, the Company entered into the following agreements (together with the Consent to Modification, the “PoJo Agreements”):

•                  Amended and Restated Participation Agreement for Nesbitt Asset Recovery Series J-1, by and among Nesbitt Asset Recovery Series J-1, Nesbitt Asset Recovery LLC, Series J-1, U.S. Bank Trust National Association, The Bank of New York Mellon, the Company and NRG;

•                  Amended and Restated Participation Agreement for Joliet Trust II, by and among Joliet Trust II, Joliet Generation II, LLC, Wilmington Trust Company, The Bank of New York Mellon, the Company and NRG;

•                  Amended and Restated Participation Agreement for Nesbitt Asset Recovery Series P-1, by and among Nesbitt Asset Recovery Series P-1, Nesbitt Asset Recovery LLC, Series P-1, U.S. Bank Trust National Association, The Bank of New York Mellon, the Company and NRG;

•                  Amended and Restated Participation Agreement for Powerton Trust II, by and among Powerton Trust II, Powerton Generation II, LLC, Wilmington Trust Company, The Bank of New York Mellon, the Company and NRG;

•                  First Amendment to the Facility Lease Agreement for Nesbitt Asset Recovery Series J-1, by and between Nesbitt Asset Recovery Series J-1 and the Company;

•                  First Amendment to the Facility Lease Agreement for Joliet Trust II, by and between Joliet Trust II and the Company;

•                  First Amendment to the Facility Lease Agreement for Nesbitt Asset Recovery Series P-1, by and between Nesbitt Asset Recovery Series P-1 and the Company; and

•                  First Amendment to the Facility Lease Agreement for Powerton Trust II, by and between Powerton Trust II and the Company.

The PoJo Agreements provide for, among other things: (i) the assignment to and assumption by NRG of EME’s rights and obligations under the agreements being amended, or amended and restated, by thePoJo Agreements, (ii) the general replacement of references to “EME” in the original documents executed with EME or obligating EME thereunder with references to “NRG”, and (iii) certain modifications to be made by the Company to the Powerton and Joliet facilities, which modifications shall be made in compliance in all material respects with environmental law.  Under the PoJo Agreements, NRG is required to make investments in or extend credit to the Company to fund the required modifications set forth in (iii) above, provided, that NRG is not required to invest more than $350 million.  NRG also provided guarantees of the Company’s obligations under the agreements being amended, or amended and restated, by the PoJo Agreements, which replaced substantially similar guarantees by EME.  The foregoing description of the PoJo Agreements is not complete and is qualified in its entirety by reference to such agreements, copies of which are attached hereto as Exhibits 10.1 to 10.9 and which are incorporated herein by reference.

Item 4.01              Changes in Registrant’s Certifying Accountant.

As described in Item 1.01 of this Current Report on Form 8-K, on April 1, 2014, NRG Holdings acquired substantially all of the assets of EME, including EME’s equity interests in certain of its subsidiaries, including the Company.  Upon consummation of the Acquisition, on April 1, 2014, the Company dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm. The dismissal of PwC was approved by the Company’s Board of Managers. The Company has approved the engagement of KPMG LLP (“KPMG”) to replace PwC as its independent registered public accounting firm.  As of the date of this report, KPMG is in the process of its standard client evaluation processes and has not accepted the engagement.

The reports of PwC on the financial statements for the fiscal years ended December 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that PwC’s reports for each of the fiscal years ended December 31, 2013 and 2012 included an explanatory paragraph noting that there was substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 31, 2013 and 2012 and the subsequent interim period through April 1, 2014, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that if not resolved to PwC’s satisfaction would have caused them to make reference thereto in their reports on the financial statements for such years.

During the fiscal years ended December 31, 2013 and 2012 and the subsequent interim period through April 1, 2014, there have been no reportable events (as defined in Item 304(a)(1)(v)) of Regulation S-K.

The Company provided PwC with a copy of the disclosure included in this Current Report on Form 8-K and requested that PwC provide a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the statements made above.  A copy of PwC’s letter dated April 7, 2014  is attached hereto as Exhibit 16.1.

During each of the Company’s fiscal years ended December 31, 2013 and 2012, and during the subsequent interim period through March 31, 2014, neither the Company nor anyone acting on the Company’s behalf consulted with KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided by KPMG to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) and the related instructions of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 5.01              Change in Control of Registrant.

As described in Item 1.01 of this Current Report on Form 8-K, on April 1, 2014, NRG Holdings acquired all of the assets of EME, including EME’s equity interests in certain of its subsidiaries, including the Company.  As a result of the Acquisition, a change of control of the Company occurred on April 1, 2014, and the Company became an indirect subsidiary of NRG Holdings.   Pursuant to the Purchase Agreement, NRG paid a total purchase price of $2,635 million to EME in exchange for the acquired assets, which purchase price consisted of $350 million of newly issued, registered shares of NRG’s common stock and $2,285 million in cash.  The number of shares issued was determined based on a price of $27.62 per share, which was equal to the volume-weighted average trading price of NRG’s common stock over the 20 trading days prior to October 18, 2013.  The total purchase price is subject to transaction adjustments for acquired cash and assumed debt.  The cash purchase price was funded with NRG’s cash on hand, proceeds from debt financings and other funds available to it.

Item 5.05              Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the consummation of the Acquisition, on April 1, 2014, the Company ceased to be governed by Edison Mission Energy’s Ethics and Compliance Code and the Company and its managers, officers and employees became subject to the NRG Code of Conduct.

The NRG Code of Conduct may be accessed through the Corporate Governance section of NRG’s website at http://www.nrgenergy.com/investor/corpgov.htm.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number	Document

10.1

Consent to Modification and Assumption of PoJo Leases and Documents, dated April 1, 2014, by and among Midwest Generation, LLC, NRG Energy, Inc., Nesbitt Asset Recovery Series J-1, Joliet Trust II, Nesbitt Asset

Recovery Series P-1, Powerton Trust II, Nesbitt Asset Recovery LLC, Series J-1, Joliet Generation II, LLC, Nesbitt Asset Recovery LLC, Series P-1, Powerton Generation II, LLC, Nesbitt Asset Recovery LLC, Associates Capital Investments, L.L.C., and The Bank of New York Mellon.

10.2

Amended and Restated Participation Agreement for Nesbitt Asset Recovery Series J-1, dated April 1, 2014, by and among Nesbitt Asset Recovery Series J-1, Nesbitt Asset Recovery LLC, Series J-1, U.S. Bank Trust National Association, The Bank of New York Mellon, Midwest Generation, LLC and NRG Energy, Inc.

10.3

Amended and Restated Participation Agreement for Joliet Trust II, dated April 1, 2014, by and among Joliet Trust II, Joliet Generation II, LLC, Wilmington Trust Company, The Bank of New York Mellon, Midwest Generation, LLC and NRG Energy, Inc.

10.4

Amended and Restated Participation Agreement for Nesbitt Asset Recovery Series P-1, dated April 1, 2014, by and among Nesbitt Asset Recovery Series P-1, Nesbitt Asset Recovery LLC, Series P-1, U.S. Bank Trust National Association, The Bank of New York Mellon, Midwest Generation, LLC and NRG Energy, Inc.

10.5

Amended and Restated Participation Agreement for Powerton Trust II, dated April 1, 2014, by and among Powerton Trust II, Powerton Generation II, LLC, Wilmington Trust Company, The Bank of New York Mellon, Midwest Generation, LLC and NRG Energy, Inc.

10.6	First Amendment to the Facility Lease Agreement for Nesbitt Asset Recovery Series J-1, dated April 1, 2014, by and between Nesbitt Asset Recovery Series J-1 and Midwest Generation, LLC.

10.7	First Amendment to the Facility Lease Agreement for Joliet Trust II, dated April 1, 2014, by and between Joliet Trust II and Midwest Generation, LLC.

10.8	First Amendment to the Facility Lease Agreement for Nesbitt Asset Recovery Series P-1, dated April 1, 2014, by and between Nesbitt Asset Recovery Series P-1 and Midwest Generation, LLC.

10.9	First Amendment to the Facility Lease Agreement for Powerton Trust II, dated April 1, 2014, by and between Powerton Trust II and Midwest Generation, LLC.

16.1	Letter of PricewaterhouseCoopers LLP dated April 7, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midwest Generation, LLC

By:	/s/ G. Gary Garcia
G. Gary Garcia
Manager, Vice President and Treasurer

Dated: April 7, 2014

EXHIBIT INDEX

Exhibit No.	Document

10.1

Consent to Modification and Assumption of PoJo Leases and Documents, dated April 1, 2014, by and among Midwest Generation, LLC, NRG Energy, Inc., Nesbitt Asset Recovery Series J-1, Joliet Trust II, Nesbitt Asset Recovery Series P-1, Powerton Trust II, Nesbitt Asset Recovery LLC, Series J-1, Joliet Generation II, LLC, Nesbitt Asset Recovery LLC, Series P-1, Powerton Generation II, LLC, Nesbitt Asset Recovery LLC, Associates Capital Investments, L.L.C., and The Bank of New York Mellon.

10.2

Amended and Restated Participation Agreement for Nesbitt Asset Recovery Series J-1, dated April 1, 2014, by and among Nesbitt Asset Recovery Series J-1, Nesbitt Asset Recovery LLC, Series J-1, U.S. Bank Trust National Association, The Bank of New York Mellon, Midwest Generation, LLC and NRG Energy, Inc.

10.3

Amended and Restated Participation Agreement for Joliet Trust II, dated April 1, 2014, by and among Joliet Trust II, Joliet Generation II, LLC, Wilmington Trust Company, The Bank of New York Mellon, Midwest Generation, LLC and NRG Energy, Inc.

10.4

Amended and Restated Participation Agreement for Nesbitt Asset Recovery Series P-1, dated April 1, 2014, by and among Nesbitt Asset Recovery Series P-1, Nesbitt Asset Recovery LLC, Series P-1, U.S. Bank Trust National Association, The Bank of New York Mellon, Midwest Generation, LLC and NRG Energy, Inc.

10.5

Amended and Restated Participation Agreement for Powerton Trust II, dated April 1, 2014, by and among Powerton Trust II, Powerton Generation II, LLC, Wilmington Trust Company, The Bank of New York Mellon, Midwest Generation, LLC and NRG Energy, Inc.

10.6	First Amendment to the Facility Lease Agreement for Nesbitt Asset Recovery Series J-1, dated April 1, 2014, by and between Nesbitt Asset Recovery Series J-1 and Midwest Generation, LLC.

10.7	First Amendment to the Facility Lease Agreement for Joliet Trust II, dated April 1, 2014, by and between Joliet Trust II and Midwest Generation, LLC.

10.8	First Amendment to the Facility Lease Agreement for Nesbitt Asset Recovery Series P-1, dated April 1, 2014,by and between Nesbitt Asset Recovery Series P-1 and Midwest Generation, LLC.

10.9	First Amendment to the Facility Lease Agreement for Powerton Trust II, dated April 1, 2014, by and between Powerton Trust II and Midwest Generation, LLC.

16.1	Letter of PricewaterhouseCoopers LLP dated April 7, 2014.